Summary
Prospectus

May 1, 2015

International Value Fund
Share Class	–	Ticker
Investor	–	HINVX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at heartlandfunds.com/Prospectuses.htm. You can also get this information at no cost by calling 1-800-432-7856. The Fund’s current Prospectus and Statement of Additional Information, both dated May 1, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT GOAL

The International Value Fund seeks long-term capital appreciation with modest current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the International Value Fund.

Shareholder Fees (fees paid directly from your investment)	Investor Class Shares
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Distributions	None
Redemption Fee (as a percentage of the net asset value of any shares that are redeemed or exchanged within 90 days after they were purchased)	2%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution (12b-1) Fees	0.25
Other Expenses	0.66
Total Annual Fund Operating Expenses	1.76
Fee Waiver and/or Expense Reimbursement	-0.27
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.49%
(1)	Pursuant to an operating expense limitation agreement between the Fund’s investment advisor, Heartland Advisors, Inc. (“Heartland Advisors”), and the International Value Fund, Heartland Advisors has agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (excluding front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.49% of the Fund’s average net assets (the “Expense Cap”), through at least May 1, 2016 and, subject to annual re-approval of the agreement by the Heartland Group, Inc. (“Heartland Funds”) Board of Directors, thereafter. The operating expense limitation agreement may be terminated only by, or with the consent of, the Funds’ Board of Directors. Heartland Advisors is permitted to be reimbursed for management fee waivers and/or expense payments made in the prior three fiscal years, subject to the Expense Cap.

Example. This Example is intended to help you compare the cost of investing in the International Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the previous table is reflected only through May 1, 2016. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$152	$500	$902	$2,025

Portfolio Turnover

The International Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The International Value Fund primarily invests in non-U.S. and U.S. equity securities, selected on a value basis and whose current market prices, in Heartland Advisors’ judgment, are undervalued relative to their true worth. At least a majority of its assets are invested in dividend-paying equity securities, which may provide modest income to the Fund. Under normal circumstances, the Fund primarily invests in a concentrated number of non-U.S. and U.S. equity securities, including common stock, preferred stock, depositary receipts (“DRs”), and options, of companies with market capitalizations up to $5 billion at the time of purchase. The median market capitalization is expected to fluctuate over time depending on Heartland Advisor’s perceptions of relative valuations, future prospects, and market conditions.

The Fund may invest up to 50% of its net assets at market value at the time of purchase in emerging and less developed markets. At least 40% of the Fund’s net assets, calculated at the time of purchase, will be invested in foreign securities. The Fund does not invest more than 35% of its net assets at market value at the time of purchase in companies from any single country, including the United States. Up to 10% of the Fund’s net assets, measured at the time of purchase, may be invested in American Depositary Receipts (ADRs).

The Fund utilizes Heartland Advisors’ disciplined and time-tested 10 Principles of Value InvestingTM framework to identify securities with the potential for appreciation and a potential margin of safety to limit downside risk. The 10 Principles of Value Investing™ are: catalyst for recognition, low price in relation to earnings, low price in relation to cash flow, low price in relation to book value, financial soundness, positive earnings dynamics, sound business strategy, capable management and insider ownership, value of the company, and positive technical analysis.

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Principal Risks of investing in the INTERNATIONAL value fund

The International Value Fund is designed for investors who seek long-term capital appreciation from a diversified, actively managed portfolio of international stocks. It is constructed for investors who can accept the volatility and other investment risks of the broad-based international equity markets, but want to manage these risks by investing in companies believed to be undervalued relative to their intrinsic value.

The principal risk of investing in the International Value Fund is that its share price and investment return will fluctuate, and you could lose money. Additional principal investment risks of the Fund include:

-	Management Risk. The ability of the Fund to meet its investment objective is directly related to Heartland Advisors’ investment strategies for the Fund.

-	General Market Risk. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time.

-	Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

-	Value-Style Investing Risk. Value stocks can perform differently from the market as a whole and from other types of stocks. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

-	SMALLER COMPANY SECURITIES RISK. Equity securities of the smaller companies in which the Fund may invest generally involve a higher degree of risk than investments in the broad-based equity markets. The security prices of smaller companies generally are more volatile than those of larger companies, they generally will have less market liquidity, and they may be more likely to be adversely affected by poor economic or market conditions.

-	Limited Portfolio Risk. As the Fund invests in a limited number of stocks, a change in the value of any single holding may have a more pronounced effect on the Fund’s net asset value (“NAV”) and performance than would be the case if it held more positions. This generally will increase the volatility of the Fund’s NAV and investment return.

-	Foreign INVESTING RISK. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse political, social, regulatory, and economic developments. Foreign security prices can be affected by exchange rate and foreign currency fluctuations, less publicly available information, and different accounting, auditing, legal, and financial standards. Foreign investments may also be less liquid than investments in U.S. issuers. This risk may be heightened in emerging or developing markets.

-	Emerging Markets Risk. The risks of foreign investments typically are greater in emerging and less developed markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss.

-	Currency Risk. Foreign securities usually are denominated and traded in foreign currencies, while the Fund values its assets in U.S. dollars. The exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. As a result, the values of the Fund’s non-U.S. investments will be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.

An investment in the Fund is not a deposit of a bank, nor insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. It is not designed to be a complete investment program, and while you may make money, you can also lose money. The Fund’s share price will fluctuate.

Past Performance

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization”) between the Funds, on behalf of the International Value Fund, and Trust for Professional Managers, on behalf of the Heartland International Value Fund (the “Predecessor Fund”), on October 1, 2013, the International Value Fund acquired all the assets and liabilities of the Predecessor Fund in exchange for shares of the International Value Fund. The following tables show historical performance of the Predecessor Fund (for periods prior to the Reorganization) and the International Value Fund (for periods after the Reorganization) and provide some indication of the risks of investing in the International Value Fund. Table I shows how the total returns before taxes for the Fund varied from year to year. Table II shows how the Fund’s average annual total returns compare to that of a securities market index. Past performance (before and after taxes) does not guarantee future results. Recent performance information for the Fund is available on the Fund’s website at heartlandfunds.com or by calling 1-800-432-7856.

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TABLE I

INTERNATIONAL VALUE FUND – INVESTOR CLASS shares - Year-by-Year Total Returns

Best Quarter:	Worst Quarter:
1st Quarter of 2012. . . .15.51%	3rd Quarter of 2011 . . . .-16.32%

TABLE II

international value fund - Average Annual Total Returns [for the periods ended 12/31/14]

	One Year	Lifetime (since 10-1-2010)
Return Before Taxes	-3.76%	2.85%
Return After Taxes on Distributions	-6.28	1.66
Return After Taxes on Distributions and Sale of Fund Shares	-1.58	1.80
Russell® Global Small Cap ex-US Value Index (reflects no deduction for fees, expenses or taxes)	-3.33	5.88

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The differences in before-tax returns and after-tax returns on distributions and sale of Fund shares are due to adjustments incorporated into the after-tax returns for qualified taxable dividend income and qualifying foreign tax credits.

In some instances, the after-tax return on distributions and sale of Fund shares may be higher than other return figures when Fund shares are sold at a loss that provides an assumed tax benefit to the shareholder.

Investment Advisor

Heartland Advisors serves as the investment advisor to the Fund.

Portfolio Managers

The International Value Fund is managed by Robert C. Sharpe.

Mr. Sharpe has served as a Portfolio Manager of the International Value Fund since May 2013. Mr. Sharpe is a Vice President of Heartland Advisors.

Purchase and sale of Fund shares

The Fund imposes minimum purchase requirements for initial investments in its shares. The table below shows the initial minimum purchase requirements that apply if you purchase Investor Class Shares directly from the Fund.

	Regular Account(1)	IRA Account	Coverdell Education Savings Account (“ESA”)
International Value Fund	$1,000	$500	$500
(1)	Regular Accounts include joint accounts, individual accounts, custodial accounts, trust accounts, and corporate accounts. The minimum initial investment is waived when an account is established with an automatic investment plan.

The International Value Fund only offers Investor Class Shares.

Subsequent purchases of Investor Class, other than through reinvestment of distributions or an automatic investment plan, must be for a minimum of $100.

Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within a single Fund. The Fund may waive or lower its investment minimums for any reason. Different minimums may apply to accounts opened through third parties.

You may redeem your shares in any of the following ways:

By Mail

Please mail your redemption instructions to Heartland Funds at the appropriate address below.

via U.S. Postal Service Heartland Funds PO Box 177 Denver, CO 80201-0177	via Express Courier Heartland Funds c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203

By Telephone

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request your redemption (certain redemption requests for IRA or Coverdell ESA accounts must be in writing.

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By Internet

You may redeem shares by accessing your account online at heartlandfunds.com.

By Systematic Withdrawal

Call a Heartland Funds representative toll-free at 1-800-432-7856 to request an Account Maintenance Form to add a systematic withdrawal plan to your account.

Tax information

The Fund intends to make distributions, which may be subject to federal, state, and local taxes as ordinary income or long-term capital gains, or a combination of the two.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, Heartland Advisors, the Fund’s distributor, or any of their respective affiliates may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Distributed by ALPS Distributors, Inc.

789 North Water Street, Milwaukee, WI 53202

heartlandfunds.com 1-800-432-7856

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